                                                                    EXHIBIT 10.5

                    GENERAL RELEASE AND SETTLEMENT AGREEMENT

         THIS GENERAL RELEASE AND SETTLEMENT AGREEMENT (the "Agreement") is made and entered into as of the 23RD day of January, 2001 by and among ACQUA WELLINGTON VALUE FUND, LTD., a company organized under the laws of the Bahamas ("AWVF"), and eRESOURCE CAPITAL GROUP, INC., a Delaware corporation f/k/a flightserv.com (the "Company").

                                  WITNESSETH:

         WHEREAS, AWVF and the Company entered into that certain Common Stock Purchase Agreement dated as of January 18, 2000 (the "Purchase Agreement") and that certain Registration Rights Agreement dated as of January 18, 2000 between the Company, AWVF and Four Corners Capital, LLC (the "Registration Rights Agreement");

         WHEREAS, at the Tranche I Closing (as defined in the Purchase Agreement), AWVF purchased, for $5,000,000, 825,355 shares of the Company's Common Stock (the "AWVF Shares") and warrants to purchase in the aggregate 1,630,077 shares of the Company's Common Stock (the "AWVF Warrants");

         WHEREAS, the Tranche II Closing (as defined in the Purchase Agreement) has not been completed and certain disagreements and disputes have arisen between the Company and AWVF arising out of and relating to the Purchase Agreement, the Registration Rights Agreement and the AWVF Warrants; and

         WHEREAS, AWVF and the Company desire to finally, fully and irrevocably settle all disputes, differences, disagreements, uncertainties, claims, charges and complaints that AWVF and the Company have or may have between them and give their mutual and general releases of all of their respective claims in the manner and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, it is hereby agreed as follows:

         SECTION 1. AWVF WARRANTS. In addition to the mutual covenants, agreements and releases set forth herein, and simultaneously with the execution and delivery hereof, AWVF hereby delivers to the Company for cancellation (1) that certain "A" Warrant to purchase 619,016 shares of Common Stock of flightserv.com issued by the Company to AWVF as of January 18, 2000 (the "A Warrant") (2) that certain "B" Warrant to purchase 577,749 shares of Common Stock of flightserv.com issued by the Company to AWVF as of January 18, 2000 (the "B Warrant") and (3) that certain "C" Warrant to purchase 433,312 shares of Common Stock of flightserv.com issued by the Company to AWVF as of January 18, 2000 (the "C Warrant") and hereby agrees that each of the A Warrant, B Warrant and C Warrant (which collectively represent all of the AWVF Warrants) be and hereby are cancelled. Simultaneously with the cancellation of the AWVF Warrants, the Company shall and hereby does deliver to AWVF a Warrant to purchase 1,630,077 shares of Common Stock in the form attached hereto as Exhibit A (the "Revised Warrant"), which Revised Warrant shall be dated as the date hereof.

         SECTION 2. REGISTRATION RIGHTS AGREEMENT. In addition to the mutual covenants, agreements and releases set forth herein, and simultaneously with the execution and delivery hereof, AWVF and the Company hereby terminate all of the rights and obligations of AWVF and the Company arising out of or relating to the Registration Rights Agreement and the Registration Rights Agreement is hereby terminated as to AWVF. Simultaneously herewith, AWVF and the Company hereby execute and deliver that certain Revised Registration Rights Agreement in the form attached hereto as Exhibit B (the "Revised Registration Rights Agreement"), which agreement shall be dated as of the date hereof.

         SECTION 3. PURCHASE AGREEMENT. In addition to the mutual covenants, agreements and releases set forth herein, and simultaneously with the execution and delivery hereof, the Purchase Agreement is hereby terminated and the parties to the Purchase Agreement shall have no further rights or obligations with respect thereto.

         SECTION 4. SALE OF THE COMPANY'S COMMON STOCK. AWVF hereby agrees that for a period commencing on the date hereof and ending on the two year anniversary of the date hereof, (the "Restriction Period"), the number of shares of the Company's Common Stock sold by or for the account of AWVF (whether or not (i) such shares are now owned by AWVF or are acquired by AWVF after the date hereof or (ii) such shares are restricted or unrestricted securities under applicable securities laws) on any day (the "Sales Date") shall not exceed thirty percent (30%) of the then Daily Trading Volume, as defined below (the "Leak-Out Restriction"). Notwithstanding the above, if the Securities and Exchange Commission (the "SEC") does not declare an Eligible Registration Statement, as defined in the Revised Registration Rights Agreement, effective by March 15, 2001, then the Leak-Out Restriction shall cease to apply to the 825,355 shares of Common Stock purchased by AWVF pursuant to the Purchase Agreement; provided, however, that once an Eligible Registration Statement is declared effective by the SEC such Leak-Out Restriction shall once again apply to the 825,355 shares of Common Stock purchased by AWVF pursuant to the Purchase Agreement. For purposes hereof, the Average Daily Trading Volume shall mean the daily reported volume of trading of the Company's Common Stock on all national securities exchanges and/or reported through the automated evaluation system of a registered securities association on the Sales Date. AWVF further agrees that during the Restricted Period it will not engage in any Short Sale (as defined in Rule 3b-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934) with respect to the Company's Common Stock. Notwithstanding the foregoing, the prohibition against Short Sales in the preceding sentence shall not prohibit AWVF from selling shares of Common Stock purchased by AWVF pursuant to the Purchase Agreement pursuant to Rule 144 and the sale of any shares pursuant to Rule 144 shall not be deemed to be a Short Sale under the terms of this Agreement. AWVF acknowledges and agrees that, during the Restrictive Period, certificates representing shares of the Company's Common Stock issued or reissued to AWVF (or its nominees) shall be imprinted with a legend stating that such shares may not be sold unless registered under the Securities Act or pursuant to an exemption from registration.

         SECTION 5. RELEASE OF CLAIMS BY AWVF. As a material inducement for the Company to enter into this Agreement, AWVF, for itself and on behalf of its directors, officers, agents, successors and assigns, as the case may be, hereby releases, waives, acquits, withdraws, retracts and forever discharges any and all claims, causes of action, whether at law or in equity, known or unknown, fixed or contingent, which they now have or may have hereafter, directly or indirectly, (collectively, "Claims"), against the Company, its successors or assigns, or any and all of the Company's past or present subsidiaries, agents, directors and officers (including, but not limited to, C. Beverly Lance, Joel Goldberg, Arthur G. Weiss, James A. Verbrugge, William Astrop, Sylvia de Leon, Melinda Morris Zanoni, Michael D. Pruitt and C. Todd Bottorff), by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time to, and including, the date of the execution of this Agreement including, without limitation, all Claims arising out of or relating to or any of the transactions contemplated thereby the Purchase Agreement, the Registration Rights Agreement or the AWVF Warrants; provided, however, that the foregoing shall in no way affect the rights of the parties arising under this Agreement, the Revised Warrant or the Revised Registration Rights Agreement.

         SECTION 6. RELEASE OF CLAIMS BY THE COMPANY. As a material inducement for AWVF to enter into this Agreement, the Company, for itself and on behalf of its directors, officers, subsidiaries, successors and assigns, as the case may be, hereby releases, waives, acquits, withdraws, retracts and forever discharges any and all claims or causes of action, whether at law or in equity, known or unknown, fixed or contingent, which the Company has now against AWVF or any and all of its officers, directors, agents, subsidiaries, successors and assigns, by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time to, and including, the date of the execution of this Agreement including, without limitation, all Claims arising out of or relating to the Purchase Agreement, the Registration Rights Agreement, the AWVF Warrants or any of the transactions contemplated thereby; provided, however, that the foregoing shall in no way affect the rights of the parties arising under this Agreement, the Revised Warrant or the Revised Registration Rights Agreement.

         SECTION 7. NON-ASSIGNMENT OF CLAIMS. Each of the parties hereto represents and warrants to the other parties hereto that such party has not made any assignment or other transfer of any interest in or right to any Claim released by such party under the terms of this Agreement. AWVF represents that is has not assigned or transferred any of the AWVF Warrants or the AWVF Shares to any other person or entity.

         SECTION 8. PRIORITY; NO FURTHER OBLIGATIONS. To the extent the terms and conditions of this Agreement alter or vary the terms and conditions of any agreement between any of the parties hereto, the parties hereto agree that the terms and conditions of this Agreement shall be deemed to have modified, amended and superseded the terms and conditions of such agreement, notwithstanding any terms or conditions therein to the contrary.

         SECTION 9.        NOTICES.

All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall have been deemed to have been delivered as of the date so delivered:

                  If to Company:

                           eResource Capital Group, Inc.
                           5935 Carnegie Blvd.
                           Suite 101
                           Charlotte, North Carolina 28209
                           Attention:  Melinda Morris Zanoni
                           Telephone:  (704) 553-9330 x24
                           Facsimile:  (704) 341-7961

                  If to AWVF:

                           Acqua Wellington Value  Fund, LTD.
                           c/o Fortis Fund Services (Bahamas) Ltd.
                           Montague Sterling Center
                           East Bay Street, P.O. Box 55-6238
                           Nassau, Bahamas
                           Attention:  Anthony L.M. Inter Rieder

         SECTION 10.       MISCELLANEOUS.

                 10.1. FURTHER ASSURANCES. The parties hereto shall execute and deliver, and file and record, as the case may be, such further or additional documents, agreements or instruments as the other parties hereto shall reasonably require to consummate the transactions contemplated herein.

                 10.2. BINDING EFFECT; CONSTRUCTION. The covenants contained herein shall bind, and the benefits hereof shall inure to the benefit of, the respective heirs, personal representatives, administrators, successors and permitted assigns, to the extent applicable, of the parties hereto. Unless the context otherwise requires, the singular shall be construed to include the plural and the plural the singular, and the masculine shall be construed to include the feminine and the neuter.

                 10.3. ENTIRE AGREEMENT; SEVERABILITY. This Agreement, the Revised Warrant and Revised Registration Rights Agreement contain the entire agreement among the parties hereto relating to the matters provided herein, and no representations, promises or agreements, oral or otherwise, not expressly contained or incorporated by reference herein or therein shall be binding on the parties hereto. The provisions of this Agreement are severable and the invalidity of one or more of the provisions herein shall not have any effect upon the validity or enforceability of any other provision hereof.

                 10.4. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without giving effect to any principles of conflict of laws.

                 10.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, via facsimile or otherwise, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

                 10.6. UNDERSTANDING OF THE PARTIES. EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS CAREFULLY READ EACH OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS AND THAT SUCH PARTY EXECUTED OR CAUSED TO BE EXECUTED THIS AGREEMENT AS SUCH PARTY'S OWN FREE ACT AND DEED.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement or caused this Agreement to be executed and delivered by its duly authorized officer, as the case may be, all as of the date and year first written above.

                                    ACQUA WELLINGTON VALUE FUND, LTD.



                                    By:                        (SEAL)
                                       ------------------------------
                                    Name:
                                         ----------------------------
                                    Its:
                                        -----------------------------

                                    eRESOURCE CAPITAL GROUP, INC.



                                    By:                        (SEAL)
                                       ------------------------------
                                    Its:
                                        -----------------------------

                                   EXHIBIT A

                                    WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR eRESOURCE CAPITAL GROUP, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                              WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                         eResource Capital Group, Inc.

                         Expires on the Expiration Date

No.: W-__                                            Number of Shares: 1,630,077
Date of Issuance: January __, 2001

         FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, eResource Capital Group, Inc., a Delaware corporation f/k/a flightserv.com (together with its successors and assigns, the "Issuer"), hereby certifies that Acqua Wellington Value Fund, Ltd. or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to 1,630,077 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to $0.75, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

         1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire on the Expiration Date (such period being the "Term").

         2. Method of Exercise Payment: Issuance of New Warrant: Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

         (b) Method of Exercise. The Holder thereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election by certified or official bank check or wire transfer of immediately available funds.

         (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (d) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Holder without the consent of the Company. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

         (e)      Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

                           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE
                  UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR FLIGHTSERV.COM SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                  (iii) The restrictions imposed by this subsection (e) upon the transfer of this Warrant and the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or
         (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under state securities laws is not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

         (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         3.       Stock Fully Paid: Reservation and Listing of Shares:
Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated

Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         (e) Rights and Obligations under the Registration Rights Agreement. The shares of Warrant Stock are entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of even date herewith between the Issuer and the Acqua Wellington Value Fund, Ltd. (as amended from time to time, the "Registration Rights Agreement"). The Issuer shall keep or cause to be kept a copy of the Registration Rights Agreement, and any amendments thereto, at its chief executive office and shall furnish, without charge, copies thereof to the Holder upon request.

         4. Adjustment of Warrant Price and Warrant Share Number. The Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any shares of Common Stock, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

         (b) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of Common Stock, the Warrant Price shall be adjusted, as at the date the Issuer shall take a record of the Holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); or

         (c) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         5. Notice of Adjustments. Whenever the Warrant Price shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

         7. Warrant Call. If at any time the Per Share Market Value of the Common Stock for the prior twenty (20) Trading Days equals or exceeds $3.25 per share and provided that the shares of Warrant Stock issuable upon exercise of this Warrant are registered under an effective registration statement, then the Company, at its option, may send written notice to the Holders requiring the Holders to exercise the Warrants within ten (10) business days (the "Exercise Notice") thereafter. The Exercise Notice shall state the Per Share Market Value for each of the twenty (20) Trading Days prior to the date of the Exercise Notice and shall notify the Holder that Warrants will terminate unless exercised within such ten (10) business day period.

         8. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
         (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Common Stock" means the Common Stock, $.04 par value, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

                  "Expiration Date" means the earlier of twelve (12) months after a registration statement with respect to the Warrant Shares is declared effective by the Securities and Exchange Commission or ten
         (10) days after the Company delivers the Exercise Notice.

                  "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

                  "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means eResource Capital Group, Inc., a Delaware corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

                  "Original Issue Date" means January 23, 2001.

                  "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

                  "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

                  "Per Share Market Value" means on any particular date (a) the last sales price per share of the Common Stock on such date on the American Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the American Stock Exchange or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The Issuer shall pay all costs and expenses of each Independent Appraiser. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Registration Rights Agreement" has the meaning specified in
         Section 3(e) hereof.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Trading Day" means (a) a day on which the Common Stock is traded on the American Stock Exchange as reported by Bloomberg L.P., or
         (b) if the Common Stock is not listed on the American Stock Exchange, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in
         (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Term" has the meaning specified in Section 1 hereof.

                  "Voting Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "Warrants" means this Warrant, and any other warrants of like tenor issued in substitution or exchange for this Warrant pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof.

                  "Warrant Price" means $0.75, as such price may be adjusted from time to time as shall result from adjustments specified in Section 4 hereof.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         9.       Other Notices. In case at any time:

                           (A) the Issuer shall make any distributions to the holders of Common Stock; or

                           (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or Convertible Securities or other rights; or

                           (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                           (D) there shall be any capital reorganization by the Issuer; or

                           (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                           (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty days prior to the action in question and not less than twenty days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         10. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 9 without the consent of the Holder of this Warrant.

         11. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         12. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., pacific standard time, on any date and earlier than 11:59 p.m., eastern standard time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                  eResource Capital Group, Inc.
                  5935 Carnegie Blvd.
                  Suite 101
                  Charlotte, North Carolina 28209
                  Attention: Melinda Morris Zanoni
                  Telephone: (704) 553-9330 x24
                  Facsimile: (704) 341-7961

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Issuer shall be sent to Rogers & Hardin LLP, 2700 International Tower, Peachtree Street, N.E., Atlanta, Georgia 30303,
Attn: Edward J. Hardin, Facsimile no.: (404) 525-2224. Copies of notices to the Holder shall be sent to Jenkins & Gilchrist Parker Chapin, LLP, The Chrysler Building, 405 Lexington Avenue, New York 10174, Attention: Christopher S. Auguste, Esq., Facsimile no.: (212) 704-6288.

         13. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         14. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock

         16. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         17. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                             eRESOURCE CAPITAL GROUP, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                 EXERCISE FORM

[NAME OF ISSUER]

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of ___________________ covered by the within Warrant.


Dated:                                       Signature
      ---------------------------                     --------------------------

                                             Address
                                                    ----------------------------
                                                    ----------------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.


Dated:                                       Signature
      ---------------------------                     --------------------------

                                             Address
                                                    ----------------------------
                                                    ----------------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.


Dated:                                       Signature
      ---------------------------                     --------------------------

                                             Address
                                                    ----------------------------
                                                    ----------------------------

                          FOR USE BY THE ISSUER ONLY:


This Warrant No. W-_____ cancelled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of January 23, 2001, among ERESOURCE CAPITAL GROUP, INC., a Delaware corporation f/k/a flightserv.com (the "Company"), and ACQUA WELLINGTON VALUE FUND, LTD., a company organized under the laws of the Bahamas ("AWVF").

         WHEREAS, the Company and AWVF have entered into that certain Release and Settlement Agreement dated January 23, 2001 (the "Settlement Agreement") and pursuant to the terms of such agreement the Company and AWVF are terminating that certain Registration Rights Agreement dated January 19, 2000 between the Company and AWVF;

         WHEREAS, in connection with the Settlement Agreement the Company has issued to AWVF, pursuant to a certain Warrant Agreement of even date, a warrant for 1,630,077 shares of Common Stock (the "Warrant");

         WHEREAS, the Settlement Agreement is conditioned upon the Company and AWVF entering into this Agreement;

         WHEREAS, the Company desires to grant to AWVF registration rights as set forth herein with respect to: (i) the shares of Common Stock issuable upon exercise of the Warrant, and (ii) the Common Stock issued pursuant to the Common Stock Purchase Agreement dated as of January 18, 2000, between the Company and AWVF (the "Purchase Agreement"); and

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions contained herein, the sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

1.       Definitions.

         As used in this Agreement, the following terms shall have the following meanings:

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's Common Stock, par value $.04 per share.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

         "Indemnified Party" shall have the meaning set forth in Section 4(c).

         "Indemnifying Party" shall have the meaning set forth in Section 4(c).

         "Losses" shall have the meaning set forth in Section 4(a).

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "Registrable Securities" means (i) the shares of Common Stock issuable to AWVF upon exercise of the Warrant, (ii) the Common Stock issued pursuant to the Purchase Agreement, and (iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, the foregoing (i) or (ii).

         "Registration Statement" means any registration statement contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Special Counsel" means any special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 3.

2.       Registration Rights.

         At the next filing by Company of a Registration Statement (an "Eligible Registration Statement") relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall give written notice to Holder of such filling, and unless otherwise instructed by Holder (in which case Holder shall be deemed to have waived all rights pursuant to this Section 2), shall include the Registrable Securities in such Registration Statement; provided however, that if at any time after giving such written notice and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 3 hereof) and the Registrable Securities shall be included on the next Eligible Registration Statement filed by the Company, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering the Registrable Securities being registered pursuant to this Section 2 for the same period as the delay in registering such other securities. The Company shall include in such registration statement all Registrable Securities unless such Holder directs otherwise; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 2 that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company); provided, further, that if all of the Registrable Securities are not included in an Eligible Registration Statement as a result of the underwriter's determination, then any remaining Registrable Securities shall be included on the next Eligible Registration Statement.

3.       Registration Expenses

         All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement; provided, however, that if the Registration Statement is delayed as a result of a Holder failing to comply in a timely manner with such Holder's obligations hereunder, any fees or expenses resulting from such delay shall be borne by such Holder. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the American Stock Exchange and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, (C) with respect to filings required to be made under the NASD and the NASD Regulation, Inc. and (D) in compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, to a maximum amount of $25,000, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

4.       Indemnification

         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such Holder and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Registrable Securities by the Holders.

         (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. Notwithstanding anything to the contrary contained herein, a Holder shall be liable under this Section 4(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party may assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         (d) Contribution. If a claim for indemnification under Section 4(a) or 4(b) is unavailable or insufficient to an Indemnified Party, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 4(a), any reasonable attorneys' or other reasonable fees or expenses reasonably incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holders shall be liable or required to contribute under this Section 4(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided however, that such written consent was not unreasonably withheld.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties

5.       Miscellaneous.

         (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b)      Specific Enforcement, Consent to Jurisdiction.

                  (i) The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the provisions of this Agreement in addition to any other remedy to which any of them may be entitled at law or in equity.

                  (ii) Each of the Company and the Holder (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and if jurisdiction of such federal courts is not available, the state courts of New York, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 5(f) shall affect or limit any right to serve process in any other manner permitted by law.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each of the Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of any other Holders may be given by Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed to have been given on (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern standard time, on any date and earlier than 11:59 p.m., eastern standard time, on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given, whichever shall first occur. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule B attached hereto, or with respect to the Company, addressed to:

                           eResource Capital Group, Inc.
                           5935 Carnegie Blvd.
                           Suite 101
                           Charlotte, North Carolina 28209
                           Attention:  Melinda Morris Zanoni
                           Telephone:  (704) 553-9330 x24
                           Facsimile:  (704) 341-7961

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to Rogers & Hardin LLP, 2700 International Tower, Peachtree Center, Atlanta, Georgia 30303,
Attention: Edward J. Hardin, Facsimile No.: (404) 525-2224. Copies of notices to any Holder shall be sent to Jenkins & Gilchrist Parker Chapin, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Christopher
S. Auguste, Esq., Facsimile No.: (212) 704-6288.

         (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each

Holder. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted hereunder.

         (f) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the shares of Common Stock or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company as promptly as possible after such assignment, (ii) the Company is, as promptly as possible after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

         (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (j) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (k) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         (l) Confirmation. Within two (2) business days after any Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                       ERESOURCE CAPITAL GROUP, INC.



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ACQUA WELLINGTON VALUE FUND, LTD.



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]

ATTN:
     --------------------

                  RE:      eRESOURCE CAPITAL GROUP, INC.

Ladies and Gentlemen:

         We are counsel to eResource Capital Group, Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Release and Settlement Agreement (the "Settlement Agreement") entered into by and among the Company and the entity a party thereto (the "HOLDER") pursuant to which the Company issued to the Holder a warrant to purchase shares of the Common Stock (the "WARRANT"). Pursuant to the Settlement Agreement, the Company has also entered into a Registration Rights Agreement with the Holder (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Warrant, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, dated November ___, 2000, the Company filed a Registration Statement on Form (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                             Very truly yours,



                                             [COMPANY'S COUNSEL]

cc:      [LIST NAMES OF HOLDERS]